Institutional Class: LSSIX Retail Class: LCGRX

loomis sayles small cap growth fund

Summary Prospectus at February 1, 2010

Before you invest, you may want to review the Fund’s Prospectus, which contains more information about the Fund and its risks. You can find the Fund’s Prospectus and other information about the Fund online at http://www.loomissayles.com/Internet/Internet.nsf/ MF_FundReports_Prospectuses?OpenForm. You can also get this information at no cost by calling 800-633-3330 or by sending an e-mail request to FundInformation@loomissayles.com. The Fund’s Prospectus and Statement of Additional Information (“SAI”), each dated February 1, 2010 are incorporated by reference into this Summary Prospectus.

INVESTMENT OBJECTIVE

The Fund’s investment objective is long-term capital growth from investments in common stocks or other equity securities.

FUND FEES & EXPENSES

The following table describes the fees and expenses that you may pay if you buy and hold shares of the Fund.

The Fund does not impose a sales charge, a redemption fee or an exchange fee.*

ANNUAL FUND OPERATING EXPENSES (expenses that you pay each year as a percentage of the value of your investment)	Institutional Class	Retail Class
Management fees	0.75%	0.75%
Distribution and/or service (12b-1) fees	0.00%	0.25%
Other expenses	0.26%	0.43%
Total annual fund operating expenses	1.01%	1.43%
Fee reduction and/or expense reimbursement[1]	0.01%	0.18%
Total annual fund operating expenses after fee reduction and/or expense reimbursement	1.00%	1.25%

Example

The example is intended to help you compare the cost of investing in the Fund with the cost of investing in other mutual funds. The example assumes that you invest $10,000 in the Fund for the time periods indicated and then redeem all of your shares at the end of those periods. The example also assumes that your investment has a 5% return each year and the Fund’s operating expenses remain the same. Although your actual costs may be higher or lower, based on these assumptions your costs would be:

	1 year	3 years	5 years	10 years
Institutional Class[2]	$102	$321	$557	$1,235
Retail Class[2]	$127	$435	$765	$1,698

*	Transaction fees may be charged for expedited payments. See the section “How to Redeem Shares” in the Statutory Prospectus.
[1]

Loomis Sayles has given a binding contractual undertaking to the Fund to limit the amount of the Fund’s total annual fund operating expenses, exclusive of expenses estimated to be indirectly borne by the Fund through investments in certain pooled investment vehicles, brokerage expenses, interest expense, taxes and organizational and extraordinary expenses, such as litigation and indemnification expenses, to 1.00% and 1.25% of the Fund’s average daily net assets for Institutional Class shares and Retail Class shares, respectively. This undertaking is in effect through January 31, 2011, and is reevaluated on an annual basis. This undertaking may be terminated before then only with the consent of the Fund’s Board of Trustees. Without this undertaking expenses would have been higher. Loomis Sayles will be permitted to recover, on a class by class basis, expenses it has borne through this undertaking to the extent that the Fund’s expenses in later periods fall below the annual rates set forth in the undertaking. The Fund will not be obligated to pay any such deferred fees and expenses more than one year after the end of the fiscal year in which the fee and expense was deferred.

[2]

The examples are based on the Total Annual Fund Operating Expenses After Fee Reduction and/or Expense Reimbursement for the 1-year period and on the Total Annual Fund Operating Expenses for the remaining periods.

Portfolio Turnover

The Fund pays transaction costs, such as commissions, when it buys and sells securities (or “turns over” its portfolio). A higher portfolio turnover rate may indicate higher transaction costs and may result in higher taxes for you if your Fund shares are held in a taxable account. These costs, which are not reflected in annual fund operating expenses or in the example, affect the Fund’s performance. During its most recently ended fiscal year, the Fund’s portfolio turnover rate was 107% of the average value of its portfolio.

INVESTMENTS, RISKS AND PERFORMANCE

Principal Investment Strategies

The Fund normally will invest at least 80% of its net assets (plus any borrowings made for investment purposes) in the equity securities of “small-cap companies,” including preferred stocks, warrants, securities convertible into common or preferred stocks and other equity-like interests in an entity. Currently, the Fund defines a small-cap company to be one whose market capitalization either falls within the capitalization range of the Russell 2000 Index, an index that tracks stocks of 2,000 of the smallest U.S. companies, or is $3 billion or less at the time of investment. The Fund may invest the rest of its assets in companies of any size, including large-capitalization companies.

In deciding which securities to buy and sell, Loomis, Sayles & Company, L.P. (“Loomis Sayles”) typically seeks to identify companies that it believes have distinctive products, technologies, or services; dynamic earnings growth; prospects for high levels of profitability; and solid management. Loomis Sayles typically does not consider current income when making buy/sell decisions.

The Fund may invest any portion of its assets in securities of Canadian issuers and up to 20% of its assets in other foreign securities, including emerging markets securities. The Fund may also invest in Rule 144A securities.

The Fund may engage in foreign currency transactions, options and futures transactions, and may also engage in securities lending.

Principal Risks

The principal risks of investing in the Fund are summarized below. Please see “More About Risk” in the Statutory Prospectus for more information about the risks of investing in the Fund. The Fund does not represent a complete investment program. You may lose money by investing in the Fund.

Credit Risk is the risk that companies in which the Fund invests, or with which it does business, will fail financially or otherwise be unwilling or unable to meet their obligations to the Fund.

Currency Risk is the risk that the value of the Fund’s investments will fall as a result of changes in exchange rates. Loomis Sayles may elect not to hedge currency risk, which may cause the Fund to incur losses that would not have been incurred had the risk been hedged.

Derivatives Risk is the risk that the value of the Fund’s derivative investments will fall, for example, because of changes in the value of the underlying reference instruments, pricing difficulties or lack of correlation with the underlying investments. Investing in derivatives gives rise to other risks, such as leveraging risk, liquidity risk, credit risk, counterparty risk, interest-rate risk and market risk.

Emerging Markets Risk is the risk that the Fund’s investments may face greater foreign securities risk. Investing in companies traded in emerging securties markets, which may be smaller and have shorter operating histories than companies in developed markets, involves risks in addition to, and greater than, those generally associated with investing in developed foreign markets. The extent of economic development, political stability, market depth, infrastructure, capitalization and regulatory oversight in emerging market economies is generally less than in more developed markets.

Equity Securities Risk is the risk that the value of a stock may decline for a number of reasons which relate directly to the issuer, such as management performance, financial leverage and reduced demand for the issuer’s goods and services, or the equity markets generally. Growth stocks are generally more sensitive to market movements than other types of stocks, primarily because their stock prices are based heavily on future expectations. If Loomis Sayles’ assessment of the prospects for a company’s growth is wrong, or if Loomis Sayles’ judgment of how other investors will value the company’s growth is wrong, then the price of the company’s stock may fall or not approach the value that Loomis Sayles has placed on it.

Foreign Securities Risk is the risk that the value of the Fund’s foreign investments will fall as a result of foreign political, social, economic or currency changes or other issues relating to foreign investing generally.

Issuer Risk is the risk that the value of securities may decline due to a number of reasons relating to the issuer, such as management performance, financial leverage and reduced demand for the issuer’s goods and services.

Liquidity Risk is the risk that the Fund may be unable to find a buyer for its investments when it seeks to sell them or to receive the price it expects. Liquidity issues may also make it difficult to value the Fund’s investments.

Management Risk is the risk that Loomis Sayles’ investment techniques will be unsuccessful and cause the Fund to incur losses.

Market Risk is the risk that the market value of a security may move up and down, sometimes rapidly and unpredictably, based upon a change in an issuer’s financial condition, as well as overall market and economic conditions.

Small-Capitalization Companies Risk is the risk that the Fund’s investments may be subject to more abrupt price movements, limited markets, increased volatility and less liquidity than investments in larger, more established companies, which could adversely affect the value of the portfolio.

Risk/Return Bar Chart and Table

The following bar chart and table give an indication of the risks of investing in the Fund by showing changes in the Fund’s performance from year to year and by showing how the Fund’s average annual returns for the one-year, five-year, ten-year and life-of-fund periods compare to those of two broad measures of market performance. The Fund’s past performance (before and after taxes) does not necessarily indicate how the Fund will perform in the future. Updated performance information is available online at www.loomissayles.com and/or by calling the Fund toll-free at 800-633-3330.

Total Returns for Institutional Class Shares

The Fund’s best quarter was up 25.29% (second quarter 2003), and the Fund’s worst quarter was down 40.31% (third quarter 2001).

The following table shows how the average annual total returns of the Fund compare to those of the Russell 2000 Index and the Russell 2000 Growth Index. The Russell 2000 Index is an unmanaged index that consists of the 2,000 smallest companies in the Russell 3000 Index. The Russell 2000 Growth Index is an unmanaged index that measures the performance of those Russell 2000 companies with higher price-to-book ratios and higher forecasted growth values. This index shows how the Fund’s returns compare to an index with a narrower focus on small-cap growth securities.

Average Annual Total Returns for the periods ended December 31, 2009

	One Year	Five Years	Ten Years	Life-of-Fund (12/31/96)
Institutional Class
Return Before Taxes	31.90%	4.54%	-6.32%	2.71%
Return After Taxes on Distributions	31.90%	4.54%	-6.43%	2.45%
Return After Taxes on Distributions and Sale of Fund Shares	20.74%	3.91%	-5.11%	2.23%
Retail Class – Return Before Taxes	31.47%	4.27%	-6.56%	2.45%
Russell 2000 Index[1]	27.17%	0.51%	3.51%	5.65%
Russell 2000 Growth Index[1]	34.47%	0.87%	-1.37%	2.76%

[1]

The returns of each index do not reflect a deduction for fees, expenses or taxes. Life-of-fund data for the index covers the period from the month-end closest to the Fund’s inception date through December 31, 2009.

After-tax returns are calculated using the historical highest individual federal marginal income tax rates and do not reflect the impact of state and local taxes. Actual after-tax returns depend on an investor’s tax situation and may differ from those shown. After-tax returns shown are not relevant to investors who hold their shares through tax-deferred arrangements, such as 401(k) plans, qualified plans, education savings accounts, such as 529 plans, or individual retirement accounts. The after-tax returns are shown for the Institutional Class of the Fund. After-tax returns for other classes of the Fund will vary. In some cases the after-tax returns may exceed the return before taxes due to an assumed tax benefit from any loss on a sale of Fund shares at the end of the measurement period.

MANAGEMENT

Investment Adviser

Loomis, Sayles & Company, L.P.

Portfolio Managers

Mark F. Burns, CFA, Vice President of Loomis Sayles, has served as portfolio manager of the Fund since January 2005.

John J. Slavik, CFA, Vice President of Loomis Sayles, has served as portfolio manager of the Fund since April 2005.

PURCHASE AND SALE OF FUND SHARES

The following chart shows the investment minimum for each class of shares of the Fund:

	Minimum Initial Investment	Minimum Subsequent Investment
Institutional Class	$100,000	$50
Retail Class	$2,500	$50

The Fund’s shares are redeemable on any business day through your financial adviser, through your broker-dealer, directly from the Fund, by writing to the Funds at Loomis Sayles Funds, P.O. Box 219594, Kansas City, MO 64121-9594, by exchange, by wire, by internet at www.loomissayles.com, through the Automated Clearing House system, by telephone at 800-633-3330 or by the Systematic Withdrawal Plan.

TAX INFORMATION

Fund distributions are generally taxable to you as ordinary income or capital gain. Distributions are taxable whether you receive them in cash or in additional shares. Distributions by the Fund to retirement plans and other investors that qualify for tax-exempt treatment under U.S. federal income tax law generally will not be taxable.

PAYMENTS TO BROKER-DEALERS AND OTHER FINANCIAL INTERMEDIARIES

If you purchase the Fund through a broker-dealer or other financial intermediary (such as a bank), the Fund and its related companies may pay the intermediary for the sale of the Fund shares and related services. These payments may create a conflict of interest by influencing the broker-dealer or other intermediary and your salesperson to recommend the Fund over another investment. Ask your salesperson or visit your financial intermediary’s website for more information.

M-LSUSCG77-0210

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